January 26, 1998



Dear Shareholder:

As you are aware, Composite Fund shareholders were asked to vote on a number of proposals recently. We are happy to announce that four of the five proposals have been approved by the shareholders of all the Composite Funds and are being implemented with the distribution of the attached Prospectus Supplement. The fifth proposal, which would change the corporate structure of the Funds to a Massachusetts business trust, requires the approval of two-thirds of share-holders of each Fund. Most of the Funds have approved this. We are confident that the change will be approved in the remaining Funds very soon. Please vote promptly if you have not yet done so.

Although the proposals approved by shareholders are not specifically related to the merger of the Sierra Funds with our Composite Funds, many of the changes will support a combined Fund group with a greatly expanded shareholder base and enhanced operating efficiencies. It is our belief that the Fund families will provide shareholders with additional investment opportunities while maintaining or reducing fund expenses to benefit shareholders.

We will continue to be associated with Washington Mutual - the largest thrift institution in the country. We are proud it is also now the eleventh largest bank in the United States with more than 700 financial centers and total assets of more than $96 billion. This provides us with a significant base of financial strength and a greatly expanded distribution channel for our Funds.

We look forward to the opportunities that the changes will offer to all share-holders and we appreciate your continued support. This supplement is designed to complement the current prospectus. It should not be viewed as a replacement. We encourage you to retain it for future reference.


                                                    Sincerely,


                                                    /s/ William G. Papesh
                                                    William G. Papesh, President

  Supplement dated January 26, 1998 to the following Prospectuses:


                COMPOSITE EQUITY FUNDS (dated February 28, 1997)
                   COMPOSITE BOND FUNDS (dated April 30, 1997)
            COMPOSITE CASH MANAGEMENT COMPANY (dated April 30, 1997)
                                    Suite 300
                               601 W. Main Avenue
                          Spokane Washington 99201-0613
                Telephone (509) 353-3550 Toll Free (800) 543-8072

The Prospectuses are revised as follows (capitalized terms used herein and not otherwise defined have the meanings given them in the Prospectuses):

1. The following information replaces the section entitled "Expense information" in each of the Prospectuses:

Expense information

     The table below shows the Funds' costs and expenses that an investor will bear both directly or indirectly and how they affect share ownership. Operating expenses are based on the Funds' expenses during the most recent fiscal year.

SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:

                                                   Class A  Class B
                                                   shares   shares
                                                   -------  -------
Maximum sales charge imposed on purchases
 (as a percentage of offering price)                4.50%*   None

Maximum contingent deferred sales charge
 (as a percentage of purchase price or
  redemption proceeds, whichever is lower)          None     4.00%
Redemption fee                                      None     None
Exchange fee                                        None     None

*4.00% for the Income, Tax-Exempt Bond and U.S. Government Securities Funds, and
 0.00% for the Money Market and Tax-Exempt Money Market Funds (although regular sales charges apply when Class A shares of the Money Market or Tax-Exempt Money Market Funds are exchanged for shares of any other Composite Fund).

Annual fund operating
expenses (as a
percentage of average
net assets)                  Bond & Stock        Growth & Income         Northwest
========================  ===================  ===================  ===================
                           Class A   Class B    Class A   Class B    Class A   Class B
                           shares    shares     shares    shares     shares    shares
                          --------- ---------  --------- ---------  --------- ---------
Advisory fees              0.60%     0.60%      0.61%     0.61%      0.63%1    0.63%1

12b-1 fees                 0.25%2    1.00%      0.25%     1.00%      0.25%     1.00%

Other expenses             0.15%     0.19%      0.19%     0.27%      0.23%     0.33%
                          --------- ---------  --------- ---------  --------- ---------
Total Fund operating
expenses                   1.00%     1.79%      1.05%     1.88%      1.11%1    1.96%1
                          ========= =========  ========= =========  ========= =========

Annual fund operating
expenses (as a                   U.S.
percentage of average         Government                                 Tax-Exempt
net assets)                   Securities             Income                Bond
========================  ========= =========  ========= =========  ========= =========
                           Class A   Class B    Class A   Class B    Class A   Class B
                           shares    shares     shares    shares     shares    shares
                          --------- ---------  --------- ---------  --------- ---------
Advisory fees              0.63%     0.63%      0.63%     0.63%      0.50%     0.50%

12b-1 fees                 0.25%2    1.00%      0.25%2    1.00%      0.25%2    1.00%

Other expenses             0.21%     0.21%      0.24%     0.23%      0.09%     0.12%
                          --------- ---------  --------- ---------  --------- ---------
Total Fund operating
expenses                   1.09%     1.84%      1.12%     1.86%      0.84%     1.62%
                          ========= =========  ========= =========  ========= =========

Annual fund operating                              Tax-Exempt
expenses (as a                  Money                Money
percentage of average           Market               Market
net assets)                    Portfolio            Portfolio
========================  ========= =========  ========= =========
                           Class A   Class B    Class A   Class B
                           shares    shares     shares    shares
                          --------- ---------  --------- ---------
Advisory fees              0.45%     0.45%      0.45%     0.45%

12b-1 fees                 0.00%3,4  1.00%      0.00%3    1.00%

Other expenses (after      0.28%4    0.14%4     0.12%5    0.05%5
expense reimbursement
where indicated)          --------- ---------  --------- ---------

Total Fund operating
expenses (after expense    0.73%4    1.59%4     0.57%5    1.50%5
reimbursement where
indicated)                ========= =========  ========= =========

(1) Restated to reflect the termination of a waiver of advisory fees. Actual Advisory Fees and Total Fund Operating Expenses were, respectively, 0.57% and 1.05% for Class A shares and 0.57% and 1.91% for Class B shares.

(2) Restated to reflect the maximum amount payable under the Fund's Class A Rule 12b-1 plan.

(3) Class A shares of the Fund currently pay no 12b-fees, but the Directors of each Fund have the authority, without shareholder approval, to authorize the payment of up to 0.15% annually of the Fund's average net assets.

(4) Restated to reflect the suspension of payments under the Class A 12b-1 plan, the termination of a reimbursement of expenses, and changes in transfer agency arrangements. Actual 12b-1 fees and Total Fund operating expenses were, respectively, .02% and .75%, for Class A shares.

(5) Absent expense reimbursements, Other expenses and Total Fund operating expenses would have been, respectively, 0.26% and 0.71% for Class A shares, and .82% and 2.27% for Class B shares.

     Sales charge waivers are available under certain circumstances for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The 4.00% contingent deferred sales charge on Class B shares declines over time and is eliminated after four years. There is a $10 charge for redemptions paid by Fed Funds wire, but not for redemptions deposited to your pre-authorized bank account or paid by check.

Example

     You would pay the following expenses on a $1,000 investment in one of the Funds, assuming you receive a 5% annual return and that the Fund's expenses are the same as those shown in the Annual Fund Operating Expenses table above. The 5% figure is a constant rate required for comparative purposes by the Securities and Exchange Commission. The example should not be considered a representation of past or future expenses or performance. Actual results will be greater or less than the illustration.

                             Bond & Stock        Growth & Income         Northwest
                          ========= =========  ========= =========  ========= =========
                           Class A   Class B    Class A   Class B    Class A   Class B
Assuming redemption at     shares    shares     shares    shares     shares    shares
the end of each period:   --------- ---------  --------- ---------  --------- ---------
      1 Year                $ 55      $ 48       $ 55      $ 49       $ 56      $ 50
      3 Years               $ 75      $ 66       $ 76      $ 69       $ 78      $ 72
      5 Years               $ 97      $ 98       $100      $102       $103      $106
      10 Years              $160      $173       $166      $178       $172      $185

Assuming you keep your
shares and no redemptions
are made:
      1 Year                $ 55      $ 18       $ 55      $ 19       $ 56      $ 20
      3 Years               $ 75      $ 56       $ 76      $ 59       $ 78      $ 62
      5 Years               $ 97      $ 98       $100      $102       $103      $106
      10 Years              $160      $173       $166      $178       $172      $185

                            U.S. Government                             Tax-Exempt
                              Securities             Income                Bond
                          ========= =========  ========= =========  ========= =========
                           Class A   Class B    Class A   Class B    Class A   Class B
Assuming redemption at     shares    shares     shares    shares     shares    shares
the end of each period:   --------- ---------  --------- ---------  --------- ---------
         1 Year             $ 50      $ 49       $ 51      $ 49       $ 48      $ 46
         3 Years            $ 73      $ 68       $ 74      $ 68       $ 65      $ 61
         5 Years            $ 97      $100       $ 99      $100       $ 84      $ 89
         10 Years           $165      $177       $168      $179       $138      $152

Assuming you keep your
shares and no redemptions
are made:
         1 Year             $ 50      $ 19       $ 51      $ 19       $ 48      $ 16
         3 Years            $ 73      $ 58       $ 74      $ 58       $ 65      $ 51
         5 Years            $ 97      $100       $ 99      $100       $ 84      $ 89
         10 Years           $165      $177       $168      $179       $138      $152

                                                   Tax-Exempt
                            Money Market          Money Market
                         ========= =========   ========= =========
                          Class A   Class B     Class A   Class B
Assuming redemption at    shares    shares      shares    shares
the end of each period:  --------- ---------   --------- ---------
         1 Year            $ 7       $ 46        $ 5       $ 46
         3 Years           $22       $ 60        $17       $ 59
         5 Years           $39       $ 97        $29       $ 85
         10 Years          $85       $144        $65       $132

Assuming you keep your
shares and no redemptions
are made:
         1 Year            $ 7       $ 16        $ 5       $ 16
         3 Years           $22       $ 50        $17       $ 49
         5 Years           $39       $ 97        $29       $ 85
         10 Years          $85       $144        $65       $132

     Class B shares automatically convert to Class A shares after six years without charge or tax impact. Because of that, years seven through ten reflect Class A operating expenses. Long-term Class B shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Class B conversion feature is intended to reduce the likelihood this will occur.

2. The following information supplements the information contained in the section entitled "Financial Highlights" of the Equity Funds' Prospectus and has been audited by LeMaster & Daniels PLLC, the Funds' independent public accountants.

                           Year Ended October 31, 1997

                                                  Bond & Stock        Growth & Income     Northwest
                                               ========= =========  ========= =========  ========= =========
                                                Class A   Class B    Class A   Class B    Class A   Class B
                                                shares    shares     shares    shares     shares    shares
                                               --------- ---------  --------- ---------  --------- ---------
NET ASSET VALUE, BEGINNING OF YEAR              $14.71    $14.69     $17.26    $17.17     $19.69     $19.45
                                               --------- ---------  --------- ---------  --------- ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                      0.50      0.39       0.12     (0.02)     (0.02)     (0.08)
Net gains on securities
 (both realized and unrealized)                   2.37      2.36       4.98      4.93       8.13       7.85
                                               --------- ---------  --------- ---------  --------- ---------
Total from investment operations                  2.87      2.75       5.10      4.91       8.11       7.77
                                               --------- ---------  --------- ---------  --------- ---------
LESS DISTRIBUTIONS:
Dividends (from net investment income)           (0.51)    (0.40)     (0.14)    (0.02)         -          -
Distributions (from capital gains)               (0.94)    (0.94)     (1.21)    (1.21)     (1.88)     (1.88)
                                               --------- ---------  --------- ---------  --------- ---------
Total distributions                              (1.45)    (1.34)     (1.35)    (1.23)     (1.88)     (1.88)
                                               --------- ---------  --------- ---------  --------- ---------

NET ASSET VALUE, END OF YEAR                    $16.13    $16.10     $21.01    $20.85     $25.92     $25.34
                                               ========= =========  ========= =========  ========= =========
TOTAL RETURNS1                                   20.81%    19.86%     31.24%    30.20%     44.47%     43.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of year ($1,000's)              $307,018  $46,556    $299,928  $49,994    $256,908   $39,627
Ratio of expenses to average net assets           0.99%     1.79%      1.05%     1.88%      1.05%      1.91%
Ratio of net income to average net assets         3.31%     2.48%      0.66%    -0.19%     -0.08%     -0.96%
Portfolio turnover rate                             54%       54%        71%       71%        37%        37%
Average commission paid                         $0.0561   $0.0561    $0.0581   $0.0581    $0.0557    $0.0557

(1) Total returns do not reflect sales charges.

For further information, see the financial statements included in the Funds' 1997 Annual Report, which are incorporated by reference into the Statement of Additional Information.

3. Subject to shareholder approval, it is expected that each of the Funds, currently organized as a Washington corporation or series thereof, will be reor-ganized as a separate series of The Composite Funds, a Massachusetts business trust, on or about March 20, 1998.

4. The third paragraph of the section of the Equity Funds' Prospectus entitled "Total expenses" is deleted.

5. The following sections are added to the section entitled "Investment practices and risk factors" in each of the Prospectuses:

     BORROWING. A Fund may borrow up to 5% of its assets from banks solely or temporary or emergency purposes. In addition, each of Composite Cash Management
Company: Money Market Portfolio and Tax-Exempt Money Market Portfolio may borrow up to 33% of total assets to meet redemption requests. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. Such borrowings may be considered leverage, which is speculative. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares.

     RULE 144A SECURITIES. Each of the Funds may not invest in securities restricted as to resale under Federal Securities laws, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity of the portfolio securities of a Fund, if and to the extent that the institutional markets become less active. While such conditions are in effect, it could be more difficult to value the shares of a Fund and it could also be more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell illiquid securities on short notice, it would generally be unable to obtain fair market value.

6.  The following paragraphs are added to the Bond Funds' Prospectus:

     DOLLAR ROLLS. In order to seek a high level of current income, the Income and U.S. Government Securities Funds may enter into dollar rolls, in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date, which, under the Investment Company Act of 1940 (the "1940 Act"), may be considered borrow-ings from the counterparty. Dollar roll transactions may have the effect of leveraging, i.e. increasing the market exposure and potential volatility of the Fund. The obligation to repurchase the securities on a specified future date (which may include or be considered to be a forward commitment) involves the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. In the event the other party to a dollar roll transaction files for bankruptcy, becomes insolvent or defaults on its obligations, the Fund's use of the proceeds of the transaction may be delayed, impaired or restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. There also is the risk that the return earned by the Fund with the proceeds of the dollar roll transaction may not exceed its transaction costs.

     REITs. The Income Fund may invest in real estate investment trusts, known as "REITs," which involve the risks associated with investing in the real estate industry in general, such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property. REITs are also subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mort-gage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.

     REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     INTEREST RATE FUTURES. The Income and Tax-Exempt Bond Funds may enter into interest rate futures as a hedge against the effects of changes in the value of the portfolio securities due to changes in interest rates and market conditions without necessarily buying or selling these securities. There can be no assurance that there will be a correlation between price movements in the under-lying securities and price movements in the securities which are the subject of the hedge. These transactions involve a risk that the interest rates could move in an unexpected manner resulting in a loss on the futures transaction.

     LOWER-RATED SECURITIES. Each of the Income and Tax-Exempt Bond Funds may invest up to 35% of its total assets in debt securities rated lower than BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc., or in securities of equivalent quality as determined by Composite. These non-investment-grade debt securities are commonly referred to as "junk bonds." Securities rated below investment-grade, as well as comparable unrated securities, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Fund to value or to sell some of these securities under certain market conditions. Non-investment-grade debt securities are often considered to be speculative and involve greater risk of default or price volatility due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

7. The following paragraph replaces the section of the Bond Funds' Prospectus entitled "Other investment practices- Foreign securities":

    The Income Fund may purchase securities denominated in currencies other than U.S. dollars, or that pay interest or dividends in currencies other than U.S. dollars. The Fund may also engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund, to purchase and sell currencies on a spot (cash) basis, to enter into forward contracts to purchase or sell foreign currencies at a future date, and to buy and sell foreign currency future contracts and put and call options on foreign currency futures contracts and foreign currencies.

8. The U.S. Government Securities Fund may invest in securities issued by agencies or instrumentalities of the U.S. Government whether or not payment of the principal and interest is supported by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and will not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment.

9. The Money Market Portfolio may invest in short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign busi-nesses, banking institutions, financial institutions (including brokerage, finance and insurance companies), and state and local governments and munici-palities, as well as in securities issued by foreign governments, their agencies or instrumentalities or by supranational entities.

10. The following paragraphs replace the section entitled "Distribution plans" in each of the Prospectuses:

     Each of the Funds has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act applicable, respectively, to the Class A and Class B shares of the Fund (each, a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of .25% of the average daily net assets of each class (up to .15%, but currently 0%, in the case of Class A shares of the Money Market Portfolio and the Tax-Exempt Money Market Portfolio). In addition, the Distributor is paid an annual fee as compensation in connection with the offering and sale of Class B shares of the Funds at an annual rate of .75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to re-sult in the sale of such shares of the Funds, including payments to the Distributor's representatives or others for selling shares. Because the Distri-butor may retain any amount of its fee that is not so expended, these Rule 12b-1 Plans are characterized by the Securities and Exchange Commission as "compensa-tion-type" plans.

     In addition to providing for the expenses discussed above, each Rule 12b-1 Plan also recognizes that Composite may use its investment advisory fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compen-sation with respect to one particular class of shares over another. In addition, the Distributor may from time to time pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Funds. In some instances, such cash compensation may be offered only to certain dealers or agents, or their registered representatives who have sold or may sell significant amounts of shares of the Funds and/or other "Composite Funds" managed by the Advisor during a specified period of time.

11. The following sentence replaces the first sentence of the section entitled "Who we are - Distributor" in each of the Prospectuses:

     Composite Funds Distributor, Inc. is the Funds' "Distributor."

12. The following sentence replaces the second paragraph of the section of each Prospectus entitled "How to buy shares - Other information":

     In  the  interest  of  economy  and  convenience,   physical   certificates
representing fund shares will not be issued.

13. The following paragraph replaces the second paragraph of the section entitled "How to buy shares - Net asset value purchases" in the Equity and Bond Funds' Prospectuses:

     The Funds may also offer their shares at NAV to investors who use the sales proceeds from mutual funds advised by Composite or its affiliates (excluding money market funds); to certain retirement plans; and to brokers, dealers or registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products made available to their clients for which they may charge a separate fee.

               Supplement dated January 26, 1998 to the following
                      Statements of Additional Information:

                COMPOSITE EQUITY FUNDS (dated February 28, 1997)
                   COMPOSITE BOND FUNDS (dated April 30, 1997)
                        COMPOSITE CASH MANAGEMENT COMPANY
                (dated April 30, 1997 and revised June 18, 1997)
                                    Suite 300
                               601 W. Main Avenue
                          Spokane Washington 99201-0613
                Telephone (509) 353-3550 Toll Free (800) 543-8072

The Statements of Additional Information are revised as follows (all capitalized terms not specifically defined in this Supplement are defined as set forth in each of the above-referenced Statements of Additional Information):

1. The financial statements and "Report of Independent Accountants" contained in the Composite Equity Funds' 1997 Annual Report, filed with the Securities and Exchange Commission on December 29, 1997 are incorporated by reference into the Composite Equity Funds' Statement of Additional Information.

2. The following sentence replaces the sixteenth investment restriction in the Equity Funds' Statement of Additional Information and the sixth investment restriction in the Bond Funds' Statement of Additional Information under the section entitled "Investment Restrictions":

     Each Fund may NOT:

         - buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended).

3. The following sentence replaces the sixth investment restriction in the Cash Management Company Statement of Additional Information under the section entitled "Investment Restrictions":

     Each Portfolio within the Fund may NOT:

         - buy   securities   subject  to  restriction  on  resale  (other  than
securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements).

4. The following sentence replaces the fourteenth investment restriction in the Bond Funds' Statement of Additional Information under the section entitled "Investment Restrictions":

     Each Fund may NOT:

          - borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes); except that the Income Fund and the U.S. Government Securities Fund may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date.

5. The following sentence replaces the fourth investment restriction in the Bond
Funds'   Statement  of  Additional   Information   under  the  section  entitled
"Investment Restrictions":

     Each Fund may NOT:

          - invest in real estate or commodities; except that the Income Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein and the Income Fund and Tax-Exempt Bond Fund may purchase and sell interest rate futures and options.

6.  The following sentence replaces the tenth investment restriction in the Bond
Funds'   Statement  of  Additional   Information   under  the  section  entitled
"Investment Restrictions":

     Each Fund may NOT:

          - buy foreign securities not payable in U.S. dollars; except that this restriction shall not apply to the Income Fund.

7. The following paragraph replaces the first numbered paragraph in the Bond Funds' Statement of Additional Information under the section entitled "Invest-ment Practices -- U.S. Government Securities":

     It is a fundamental policy of the Fund to invest in the following securities:

     1.  Obligations   issued   by   the   U.S.  Government,   its  agencies  or
instrumentalities.

8. The following paragraphs replace the first two paragraphs, and the first two sentences of the third paragraph, of the section entitled "Distribution Services -- 12b-1 Plan" in each of the Statements of Additional Information:

     Each of the Funds has distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable, respectively, to Class A and Class B shares of the Fund (each, a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plans, the Distri-butor receives a service fee at an annual rate of .25% of the average daily net assets of each class (up to .15%, but currently 0%, in the case of Class A shares of the Money Market Portfolio and the Tax-Exempt Money Market Portfolio). In addition, the Distributor is paid an annual fee as compensation in connection with the offering and sale of Class B shares of the Funds at an annual rate of
 .75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares of the Funds, including payments to the Distributor's representa-tives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, these Rule 12b-1 Plans are characterized by the Securities and Exchange Commission as "compensation-type" plans.

     In addition to providing for the expenses discussed above, each Rule 12b-1 Plan also recognizes that Composite may use its investment advisory fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of mer-chandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compen-sation with respect to one particular class of shares over another. In addition, the distributor may from time to time pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Funds. In some instances, such cash compensation may be offered only to certain dealers or agents, or their registered representatives who have sold or may sell significant amounts of shares of the Funds and/or other "Composite Funds" managed by the Advisor during a specified period of time.

9. The following sentence is added to the beginning of the section entitled "Distribution Services" in each of the Statements of Additional Information:

     Composite Funds Distributor, Inc. is the Funds' "Distributor."

10. The following paragraph replaces the paragraph in the Equity Funds' State-ment of Additional Information under the section "The Funds and Their Management -- Bond & Stock and Growth & Income":

     In payment for its services, the Adviser receives a monthly fee equal to .625% per annum computed on the average daily net assets of each Fund; should average daily net assets exceed $250 million, the fee will decrease to .50% of such assets. Bond & Stock paid fees of $1,912,341, $1,555,733 and $1,230,409 for the fiscal years ended October 31, 1997, 1996 and 1995, respectively. Growth & Income paid fees of $1,630,777, $1,065,507 and $738,064, respectively, to the Adviser during the fiscal years ended October 31, 1997, 1996 and 1995.

11. The following paragraph replaces the first paragraph in the Equity Funds' Statement of Additional Information under the section "The Funds And Their Management -- Northwest":

     In payment for its services, the Adviser receives a monthly fee equal to .625% per annum computed on the average daily net assets to $500 million. Fees paid to the Adviser, before expense reimbursements in effect prior to January 1, 1998, during the fiscal years ended October 31, 1997, 1996 and 1995 amounted to $1,538,183, $1,123,204 and $973,877, respectively.

12. The following persons (with their birthdays shown in parentheses) have been elected to the Boards of Directors of the Composite Funds, and the following paragraphs are added to the Statements of Additional Information under the section "Directors and Officers of the Funds":

     Arthur H. Bernstein, Esq. (6/8/25)
     Director
     11661 San Vincente Blvd., #405
     Los Angeles, California  90049

     Mr. Bernstein is President of Bancorp Capital Group, Inc. and President of Bancorp Venture Capital, Inc. since 1988. He has been a Trustee of Sierra Trust Funds since 1989.

     David E. Anderson (11/17/26)
     Director
     17960 Seabreeze Drive
     Pacific Palisades, California  90272

     Retired, Former President & CEO GTE California, Inc. Currently involved in the following charitable organizations as a director on the following boards:
Board Chairman, Children's Bureau Foundation; Board member, Upward Bound House of Santa Monica; Past Campaign Chairman of United Way; Past Chairman, Los Angeles Area Chamber of Commerce. Holds BSEE degree from Iowa State.

     Edmond R. Davis, Esq. (9/24/28)
     Director
     550 South Hope Street, 21st Floor
     Los Angeles, California  90071-2604

     Partner, Brobeck, Phleger & Harrison. Joined the firm as a Partner in 1987 and is responsible for estate planning, and trusts and estate matters in the Los Angeles office.

     John W. English (3/27/33)
     Director
     50 H New England Ave.
     P.O. Box 640
     Summit, New Jersey  07902-0640

     Retired Vice President and Chief Investment Officer, the Ford Foundation (a non-profit charitable organization). Chairman of the Board and Director, The China Fund, Inc. (a closed-end mutual fund). Director, The Northern Trust Company's Benchmark Funds (an open-end mutual fund).

     Alfred E. Osborne, Jr. Ph.D. (12/7/44)
     Director
     110 Westwood Plaza, Suite C305
     Los Angeles, California  90095-1481

     University professor, researcher and administrator at UCLA since 1972. Director, Times Mirror Company, ReadiCare, Inc., United States Filter Corpora-tion, Nordstrom, Inc., Seda Specialty Packing Corporation and Greyhound Lines, Inc. Independent general partner, Technology Funding Venture Partners V. Governor of the National Association of Securities Dealers, Inc.

13. The following paragraphs replace the portion of the section entitled "Directors and Officers of the Funds" of the Equity Funds' Statement of Additional Information beginning immediately following the list of Directors and Officers of the Funds and the last six paragraphs replace the last six paragraphs of the section entitled "Directors and Officers of the Funds" of the Bond Funds' and Cash Management Company Statements of Information:

     The Funds paid no remuneration to any of its officers, including Mr. Papesh, during the fiscal year ended October 31, 1997. The Funds and other Funds within the Composite Group paid directors' fees during the fiscal year ended October 31, 1997, in the amounts indicated below:

Director                      Bond & Stock   Growth & Income   Northwest   Total Complex(1)
---------------------         ------------   ---------------   ---------   ----------------
Wayne L. Attwood, MD             $1,250          $1,250         $1,250         $15,000

Kristianne Blake                 $1,333          $1,333         $1,333         $15,000

*Anne V. Farrell                 $ 0             $ 0            $ 0            $ 0

*Michael K. Murphy               $ 0             $ 0            $ 0            $ 0

Edwin J. McWilliams              $  167          $  167         $  167         $ 1,837

Daniel L. Pavelich               $1,000          $1,000         $1,000         $11,000

Jay Rockey(2)                    $1,208          $1,208         $1,208         $15,000

Richard C. Yancey                $1,125          $1,125         $1,125         $14,000

Arthur H. Bernstein, Esq.(3)     $ 0             $ 0            $ 0            $ 0

David E. Anderson(3)             $ 0             $ 0            $ 0            $ 0

Edmond R. Davis, Esq.(3)         $ 0             $ 0            $ 0            $ 0

John W. English(3)               $ 0             $ 0            $ 0            $ 0

Alfred E. Osborne, Jr. Ph.D.(3)  $ 0             $ 0            $ 0            $ 0

   (1) Each Director serves in the same capacity with each fund within the Composite Group (eight companies) comprising 11 individual investment portfolios. In addition, effective December 23, 1997 each of the Directors serves in the same capacity of each Fund advised by various affiliates of Composite. "Total Complex" compensation relates solely to Funds advised by Composite during the fiscal year ending October 31, 1997.

   (2) Mr. Rockey is Chairman of the Rockey Company, a public relations firm which has received revenue from the Funds and Washington Mutual, Inc., parent company of the Adviser and Distributor, during the 1997 fiscal year.

   (3) Each indicated Director received no compensation during the fiscal year ended October 31, 1997 because each Trustee was not elected to the Composite Funds Boards of Directors until December 23, 1997.

   * Denotes an individual who is an "interested person" as defined in the Investment Company Act of 1940.

     As of December 31, 1998, officers, directors and their immediate families as a group owned of record and beneficially less than 1% of the outstanding shares of each Fund. The Retirement Savings and Investment Plan of Washington Mutual, Inc. owned of record 1,419,622 shares of Bond & Stock, 3,677,591 shares of Growth & Income, and 871,372 shares of Northwest for the benefit of plan par-ticipants. These shares amounted to 5.8%, 20.5% and 6.5%, respectively, of each Fund's outstanding shares. The Retirement Savings and Investment Plan retains voting rights to these shares.

     *These directors are considered "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Funds, their Adviser, or Distributor.

14. The following three paragraphs replace the third, fourth and fifth para-graphs of the section of the Equity Funds' Statement of Additional Information entitled "Distribution Services -- 12b-1 Plan":

     Bond & Stock, Growth & Income and Northwest reimbursed the Distributor in the amounts of $701,288, $563,809, and $537,269, respectively, for distribution expenses incurred on behalf of Class A shares during fiscal 1997. Of this amount, $431,891, $340,825, and $246,856 was paid on behalf of Bond & Stock, Growth & Income and Northwest to sales personnel of the Distributor and to selected dealers for their shareholder servicing activities and $269,397, $222,984 and $290,413, respectively, was paid for other advertising expenses.

     During fiscal years 1996 and 1995, Bond & Stock reimbursed the Distributor $394,279 and $356,379, respectively; Growth & Income reimbursed the Distributor $265,579 and $203,566, respectively; and Northwest reimbursed the Distributor $360,642 and $279,851, respectively for distribution expenses related to Class A shares.

     During fiscal years 1997, 1996 and 1995, Bond & Stock compensated the Dis-tributor in the amounts of $334,855, $148,688 and $46,435, respectively; Growth & Income compensated the Distributor in the amounts of $365,290, $151,222 an $49,988, respectively; and Northwest compensated the Distributor in the amounts of $247,630, $106,606 and $49,126, respectively, for distribution expenses related to Class B shares.

15. The following four paragraphs replace the third through sixth paragraphs of the section of the Equity Funds' Statement of Additional Information entitled "Distribution Services -- Distributor":

     During the 1997, 1996 and 1995 fiscal years, the Distributor received $885,598, $1,064,004 and $471,479, respectively, for the sale of Bond & Stock Class A shares. The Distributor retained $710,403, $1,047,926 and $471,445, respectively, for the same time periods, with the balance paid to dealers for their sales of Bond & Stock Class A shares.

     During the 1997, 1996 and 1995 fiscal years, the Distributor received $825,142, $586,437 and $384,766, respectively, for the sale of Growth & Income Class A shares. The Distributor retained $666,246, $563,398 and $384,647, respectively, for the same time periods, with the balance paid to dealers for their sales of Growth & Income Class A shares.

     During the fiscal years 1997, 1996 and 1995 the Distributor received $799,120, $517,022 and $348,729, respectively, for the sale of Northwest Class A shares. The Distributor retained $551,530, $465,694 and $337,189, respectively, for the same time periods, with the balance paid to dealers for their sales of Northwest Class A shares.

     The Distributor has not received any earnings or profits from the redemption of Class A shares. During the fiscal year ended October 31, 1997, the Distributor received contingent deferred sales charge payments of $63,218, $63,310 and $37,195 upon redemption of Class B shares of Bond & Stock, Growth & Income, and Northwest, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as broker on portfolio purchases and sales should it become a member of a securities exchange.

16.  The following paragraph replaces the second paragraph of the section of the
Equity  Funds'  Statement  of  Additional   Information  entitled  "Distribution
Services -- Transfer Agent":

     During the 1997, 1996 and 1995 fiscal years, Bond & Stock paid $235,936, $222,913 and $194,112, respectively, for these services. During fiscal years 1997, 1996 and 1995, Growth & Income paid $245,357, $193,784 and $142,648, respectively. Northwest paid $347,561, $320,799 and $292,144, respectively, for these services.

17. The following sentence replaces the second sentence of the first paragraph of the section of the Equity Funds' Statement of Additional Information entitled "Dividends, Capital Gain Distributions and Taxes":

     Each Fund so qualified during the 1997 fiscal year.

18. The following sentence and the accompanying table replaces the second paragraph and the accompanying table in the section of the Equity Funds' Statement of Additional Information entitled "Investment Practices -- Bond & Stock":

     The average ratings of all debt securities held by the Fund, expressed as a percentage of total assets, during the fiscal year ended October 31, 1997 is presented below:

                                                  Percentage of Average
                   S&P Rating                         Total Assets
               -------------------                ---------------------
               AAA (or US Treasury)                        24%
               AA                                           0%
               A                                            1%
               BBB                                          6%
               BB                                           2%
               B                                            2%
               Not Rated                                    1%

19. The following tables and accompanying footnotes replaces the tables in the section of the Equity Funds' Statement of Additional Information entitled "Performance Information":

                                       Periods Ended October 31, 1997

Average Annual Total Return              1 Year     5 Years    10 Years
---------------------------             --------   ---------   --------

Bond & Stock, Class A                    15.37%      13.06%      11.99%
Bond & Stock, Class B                    16.86%      15.82%*
Growth & Income, Class A                 25.34%      17.69%      13.85%
Growth & Income, Class B                 27.20%      21.65%*
Northwest, Class A                       37.95%      15.60%      17.53%*
Northwest, Class B                       40.17%      20.29%*

Cumulative Total Return
-----------------------
Bond & Stock, Class A                    15.37%      84.07%     207.81%
Bond & Stock, Class B                    16.86%      69.70%*
Growth & Income, Class A                 25.34%     125.79%     261.27%
Growth & Income, Class B                 27.20%     102.76%*
Northwest, Class A                       37.95%     106.44%     402.71%
Northwest, Class B                       40.17%      94.66%*

*Class B shares total returns from the commencement of public offering on March 30, 1994.

20. The following table replaces the table following the fifth paragraph under the section of the Equity Funds' Statement of Additional Information entitled "Brokerage Allocations and Portfolio Transactions":


                 Total Brokerage Commissions Paid by each Fund:

                  Bond & Stock      Growth & Income      Northwest
                 --------------    -----------------    -----------
1997                $307,372           $502,688           $ 98,599

1996                $199,663           $292,486           $123,164

1995                $137,742           $163,180           $ 37,280


21. The following sentence replaces the first sentence of the second paragraph in the Bond Funds' Statement of Additional Information under the section entitled "Investment Practices -- Income":

     Although the Fund's total assets invested in "high-yield" securities (i.e., not rated among the four highest grades and sometimes referred to as "junk" bonds) may not equal or exceed 35%, these securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than the lower yielding, higher-rated, fixed-income securities which comprise most of the Fund's portfolio.

22. The following sentence replaces the first sentence of the fifth paragraph in the Bond Funds' Statement of Additional Information under the section entitled "Investment Practices -- Municipal Bonds":

     Although the Tax-Exempt Fund's total assets invested in "high-yield" securities (i.e., not rated among the four highest grades and sometimes referred to as "junk" bonds) may not equal or exceed 35%, these securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than the lower yielding, higher-rated, fixed-income securities which comprise most of the Tax-Exempt Fund's portfolio.

23. The following paragraph replaces the third numbered paragraph in the Cash Management Company Statement of Additional Information under the section entitled "Investment Practices -- Money Market Portfolio":

     Short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies), and state and local governments and municipalities to finance short-term cash needs.

24. The following Specimen Price Make-Up Sheet will replace Appendix A of the Equity Funds' Statement of Additional Information in its entirety:

                                   APPENDIX A

                          SPECIMEN PRICE MAKE-UP SHEET

                        COMPOSITE BOND & STOCK FUND INC.
                              GROWTH & INCOME FUND
                            COMPOSITE NORTHWEST FUND
                                October 31, 1997


                          BOND & STOCK     GROWTH & INCOME       NORTHWEST
                         --------------   -----------------    -------------

Assets                    $356,121,022      $357,313,715       $297,983,813

Liabilities               $  2,547,271      $  7,391,347       $  1,449,129
                          ------------      ------------       ------------
Net Assets                $353,573,751      $349,922,358       $296,534,684
                          ============      ============       ============

CLASS A SHARES

Net Assets                $307,017,592      $299,928,414       $256,908,052

Shares Outstanding        $ 19,030,734      $ 14,278,462       $  9,912,061

Net Asset Value
 Per Share                $   16.13         $   21.01          $   25.92
                          ============      ============       ============
Maximum Offering Price
(Net Asset Value
Per Share /955/1000)      $   16.89         $   22.00          $   27.14
                          ============      ============       ============

CLASS B SHARES

Net Assets                $ 46,556,159      $ 49,993,944       $ 39,626,632

Shares Outstanding        $  2,892,519      $  2,367,638       $  1,563,580

Net Asset Value and
 Offering Price Per Share $   16.10         $   20.85          $   25.34
                          ============      ============       ============